SUITE 1850

1066 WEST HASTINGS STREET

VANCOUVER, BC V6E 3X2

T: 604.683.3850

ACAL GROUP

F: 604.688.8479

CHARTERED ACCOUNTANTS

PCAOB & CPAB Registrant

INDEPENDENT AUDITORS’ CONSENT

We  consent  to  the  use  of  our  report  dated  September  26,  2010  on  the  consolidated  financial statements of  Teryl Resources Corp. as at  May 31,  2010,  and for the year  ended May 31,  2010 that are included in the Company's Annual Report Form 20-F filing.

Vancouver, Canada

”ACAL Group”

November 30, 2010

Chartered Accountants